UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

Gen-Probe Incorporated

(Exact Name of Registrant as Specified in Charter)

Delaware	0-49834	33-0044608
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer
Incorporation)	File Number)	Identification No.)

10210 Genetic Center Drive
San Diego, CA 92121

(Address of Principal Executive Offices)

(858) 410-8000
(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) The following exhibits are furnished with this Current Report:

     99.1 News release dated August 5, 2004

Item 12. Results of Operations and Financial Condition.

     On August 5, 2004, Gen-Probe Incorporated issued a news release announcing its financial results for the second quarter ended June 30, 2004. A copy of this news release is attached hereto as Exhibit 99.1.

     In accordance with General Instruction B-6 of Form 8-K, the information furnished pursuant to this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Gen-Probe expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2004	GEN-PROBE INCORPORATED
	By:	/S/ R. William Bowen
R. William Bowen
Vice President, General Counsel and Corporate Secretary

EXHIBITS

Exhibit
Number	Description
99.1	News Release dated August 5, 2004